EXHIBIT 99.1

Lakeland Bancorp Reports Record Full Year Results

OAK RIDGE, N.J., Jan. 30, 2014 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following results:

  Net Income Available to Common Shareholders in the fourth quarter of 2013 was $7.3 million, up 26% from $5.8 million for the fourth quarter of 2012. Earnings per diluted share in the fourth quarter of 2013 was $0.20 per share which equaled the diluted EPS for the same period in 2012. Return on Average Assets for the fourth quarter of 2013 was 0.88%, the Return on Average Common Equity was 8.30%, and the Return on Tangible Common Equity was 12.23%.

  Net Income Available to Common Shareholders for the year ended December 31, 2013 was $25.0 million, or $0.75 per diluted share, an 18% increase compared to $21.1 million, or $0.76 per diluted share, for 2012. Excluding pre-tax merger related expenses of $2.8 million, Net Income Available to Common Shareholders was $27.0 million, or $0.81 per diluted share, in 2013.  Return on Average Assets for 2013 was 0.80%, the Return on Average Common Equity was 7.78%, and the Return on Tangible Common Equity was 11.42%.

  Asset quality continued to improve in the fourth quarter of 2013, as non-performing assets, which totaled $17.5 million at December 31, 2013, were 6% lower than $18.7 million at September 30, 2013, and 39% lower than $28.5 million reported at year-end 2012. The Allowance for Loan and Lease Losses at year end 2013 was 176% of non-accruing loans, compared to 103% at year-end 2012.

  Net Interest Margin ("NIM") improved to 3.70% for the fourth quarter of 2013 compared to 3.68% in the third quarter of 2013, and 3.67% in the fourth quarter of 2012. The yield on interest-earning assets at 3.99% in the fourth quarter of 2013 was one basis point lower than 4.00% in the third quarter of 2013, while the cost of interest-bearing liabilities at 0.38% decreased by four basis points from 0.42% in the third quarter of 2013, primarily as a result of reduced deposit costs.

  On January 28, 2014, the Company declared a quarterly cash dividend of $0.075 per common share, payable on February 18, 2014 to holders of record as of the close of business on February 10, 2014.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "2013 was another solid year for the Company. Earnings and capital ended the year at record levels, asset quality continued to improve, and the Net Interest Margin was stable. In the fourth quarter of the year, the cash dividend was increased, while earlier in 2013, we successfully completed the acquisition and merger of Somerset Hills Bancorp, expanding our footprint in the New Jersey markets."

Somerset Hills Bancorp Acquisition

As previously noted in the second quarter earnings release, the Company acquired Somerset Hills Bancorp ("Somerset Hills") on May 31, 2013. At the time of acquisition, Somerset Hills had $355.9 million in total assets, $10.4 million in investment securities, $246.4 million in loans (including $2.5 million in mortgages held for sale), and $311.8 million in deposits ($80.8 million in non-interest bearing demand deposits and $231.0 million in interest-bearing deposits) at fair value. Goodwill amounted to $22.9 million and Core Deposit Intangibles were $2.7 million. Merger related costs totaled $2.8 million in 2013.

The Company's financial statements reflect the impact of the merger from the date of acquisition, May 31, 2013, which should be considered when comparing comparable periods for balance sheet totals and net income amounts for the fourth quarter of 2013 and year-ended December 31, 2013.

Earnings

Net Interest Income

Net interest income for the fourth quarter of 2013 was $28.0 million as compared to $24.2 million for the same period in 2012, an increase of $3.8 million, or 16%. This increase was due to the improved NIM, as well as a 14% increase in interest-earning assets, resulting from the Somerset Hills' merger, as well as organic growth. NIM for the fourth quarter of 2013 was 3.70%, compared to 3.68% in the third quarter of 2013, and 3.67% reported in the fourth quarter of 2012. The yield on interest-earning assets declined 15 basis points to 3.99% in the fourth quarter of 2013 compared to 4.14% for the same period of 2012, while the cost of interest-bearing liabilities decreased 21 basis points from 0.59% in the fourth quarter of 2012 to 0.38% in the fourth quarter of 2013, reflecting the Company's management of deposit and borrowing costs.

For the year-ended 2013, net interest income totaled $104.5 million compared to $95.5 million reported for 2012, an increase of $9.0 million, or 9%. NIM for 2013 at 3.69% was one basis point lower than 3.70% for the year-ended 2012. The Company's yield on earning assets decreased 26 basis points from 4.29% for the year ended December 31, 2012, to 4.03% for 2013. The Company's cost of interest bearing liabilities decreased 30 basis points from 0.74% for 2012 to 0.44% in 2013.

Noninterest Income

Noninterest income, exclusive of gains on sales of investment securities, totaled $5.1 million for the fourth quarter of 2013, as compared to $4.7 million for the fourth quarter of 2012. Gains on investment securities totaled $333,000 for the fourth quarter of 2013, as the Company recorded a gain on the sale of an equity security. In the fourth quarter of 2012, the Company recorded $776,000 in gains on investment securities. Service charges on deposit accounts totaling $2.8 million for the fourth quarter of 2013 were 8% higher than the total reported for the same period in 2012, while commissions and fees of $1.1 million were equivalent to the total reported in the fourth quarter of 2012. Other income of $890,000 for the fourth quarter of 2013 increased by $218,000 compared to the fourth quarter of 2012. In the fourth quarter of 2013, the Company recorded a $640,000 gain on the sale of an OREO property, while in the fourth quarter of 2012 the Company recorded $275,000 in net gains on the sales of properties and $142,000 in gains on swap transactions.

Noninterest income, exclusive of gains on sales of investment securities and gain on extinguishment of debt, totaled $18.9 million for the year ended December 31, 2013 compared to $17.9 million for 2012. Gains on investment securities totaled $839,000 in 2013 as compared to $1.0 million in 2012. Service charges on deposit accounts of $10.8 million and commissions and fees of $4.6 million increased by 3%, and 2%, respectively, from the prior year period. Other income of $2.1 million was $576,000 higher in 2013, partially due to the aforementioned net gain on the sale of the OREO property.

Noninterest Expense

Noninterest expense for the fourth quarter of 2013, excluding long-term debt prepayment fees, was $20.0 million, as compared to $17.2 million for the fourth quarter of 2012. The Company recorded $683,000 in long-term debt prepayment fees in the fourth quarter of 2013 as $6.0 million in long-term debt yielding 3.99% was repaid. In the fourth quarter of 2012, there were $782,000 in long-term debt prepayment fees. Salaries and benefit expenses totaled $10.8 million for the quarter-ended December 31, 2013, increasing by $758,000 in the fourth quarter of 2013, primarily due to increased salaries and benefit costs as a result of increased staffing levels due to the Somerset Hills acquisition. Occupancy, furniture and equipment expense of $3.8 million increased by $560,000, or 17%, primarily due to increased costs at the six new branch locations acquired in the Somerset Hills acquisition, as well as increases in service agreements and depreciation costs resulting from the updating of Lakeland Bank's computer systems. Other expenses of $3.6 million increased by $1.4 million. Included in this increase was an additional $600,000 in professional fees relating to costs associated with the resignation of the Company's external accountants, which was previously disclosed in Form 8-K's filed with the SEC on December 13, 2013 and December 30, 2013. The Company's efficiency ratio for the fourth quarter of 2013 was 59.4% compared to 59.5% for the same period of 2012.

Noninterest expense for the full year ended December 31, 2013, exclusive of $2.8 million in merger-related expenses and $1.2 million in long-term debt prepayment fees were $74.7 million, compared to $66.9 million for 2012, exclusive of $782,000 in long-term debt prepayment fees, an increase of $7.8 million. Salary and benefit costs of $41.9 million increased 9%, reflecting the increased staffing levels due to the Somerset Hills acquisition, while occupancy, furniture and equipment expenses of $14.3 million increased by $2.4 million, primarily for the same reasons outlined in the three month analysis, as well as expenses incurred in 2013 resulting from the opening of a new Training and Operations Center in mid-2012. Other expenses of $11.6 million increased by $2.1 million, or 22%. Within this category, the aforementioned increase in professional fees represented $600,000 of this increase, while the remaining increase of $1.5 million reflected additional costs in various expense categories resulting from the growth of Lakeland Bank in 2013.

Financial Condition

At December 31, 2013, total assets were $3.32 billion, an increase of $399.1 million from December 31, 2012, or 14%. This includes Somerset Hills' assets of $355.9 million at the time of acquisition. Total loans were $2.47 billion, an increase of $323.1 million or 15% from $2.15 billion at year-end 2012. Somerset Hills' loans, including mortgages held for sale, totaled $246.4 million at the time of acquisition. Commercial loans, excluding loans acquired in the Somerset Hills merger, increased by $102.6 million, or 7%, in 2013. In the fourth quarter of 2013, total loans increased by $41.5 million, primarily in the commercial real estate category. Total deposits were $2.71 billion, an increase of $338.2 million, or 14%, from December 31, 2012. Somerset Hills' deposits totaled $311.8 million at the time of acquisition.

Asset Quality

In the fourth quarter of 2013, asset quality continued to improve. At December 31, 2013, non-performing assets totaled $17.5 million (0.53% of total assets) compared to $18.7 million (0.57% of total assets) at September 30, 2013 and $28.5 million (0.98% of total assets) at December 31, 2012. In the fourth quarter of 2013, the provision for loan and lease losses totaled $1.7 million, a decrease of $1.4 million, or 46%, from $3.1 million reported in the fourth quarter of 2012. For the year-ended December 31, 2013, the provision for loan and lease losses of $9.3 million was $5.6 million, or 37%, lower than last year's total. The Allowance for Loan and Lease Losses totaled $29.8 million at December 31, 2013 and represented 1.21% of total loans. In the fourth quarter of 2013, the Company had net charge offs totaling $1.6 million. In 2013, the Company had net charge-offs of $8.5 million, or 0.36% of average loans, as compared to $14.4 million, or 0.69% of average loans in 2012.

Capital

At December 31, 2013, stockholders' equity was $351.4 million and book value per common share was $9.74. As of December 31, 2013, the Company's leverage ratio was 8.90%. Tier I and total risk based capital ratios were 11.73% and 12.98%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services, competition and the failure to realize anticipated efficiencies and synergies of the merger between Lakeland Bancorp, Inc. and Somerset Hills Bancorp. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank

Lakeland Bancorp, the holding company for Lakeland Bank, has $3.3 billion in total assets with 52 offices spanning eight northern New Jersey counties: Bergen, Essex, Morris, Passaic, Somerset, Sussex, Union and Warren. Lakeland Bank is the second largest commercial bank headquartered in the state and offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,

	2013	2012	2013	2012
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 27,973	$ 24,164	$ 104,542	$ 95,513
Provision for Loan and Lease Losses	(1,687)	(3,124)	(9,343)	(14,907)
Other Noninterest Income	5,139	4,661	18,925	17,856
Gains on investment securities	333	776	839	1,049
Gain on debt extinguishment	--	--	1,197	--
Long-term debt prepayment fee	(683)	(782)	(1,209)	(782)
Merger related expenses	(7)	--	(2,834)	--
Noninterest Expense	(20,024)	(17,178)	(74,698)	(66,891)
Pretax Income	11,044	8,517	37,419	31,838
Tax Expense	(3,703)	(2,688)	(12,450)	(10,096)
Net Income	$ 7,341	$ 5,829	$ 24,969	$ 21,742
Dividends on Preferred Stock and Discount Accretion	--	--	--	(620)
Net Income Available to Common Stockholders	$ 7,341	$ 5,829	$ 24,969	$ 21,122

Basic Earnings Per Common Share	$ 0.20	$ 0.20	$ 0.75	$ 0.76
Diluted Earnings Per Common Share	$ 0.20	$ 0.20	$ 0.75	$ 0.76
Dividends per Common Share	$ 0.075	$ 0.07	$ 0.29	$ 0.25
Weighted Average Shares - Basic	35,654	29,467	33,088	27,619
Weighted Average Shares - Diluted	35,856	29,566	33,240	27,692

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.88%	0.81%	0.80%	0.77%
Annualized Return on Average Common Equity	8.30%	8.30%	7.78%	8.48%
Annualized Return on Average Tangible Common Equity (2)	12.23%	12.06%	11.42%	12.85%
Annualized Return on Interest Earning Assets	3.99%	4.14%	4.03%	4.29%
Annualized Cost of Interest Bearing Liabilities	0.38%	0.59%	0.44%	0.74%
Annualized Net Interest Spread	3.61%	3.55%	3.59%	3.55%
Annualized Net Interest Margin	3.70%	3.67%	3.69%	3.70%
Efficiency ratio (2)	59.44%	59.49%	59.74%	58.33%
Stockholders' equity to total assets			10.59%	9.62%
Book value per common share (1)			$ 9.74	$ 9.45
Tangible book value per common share (1) (2)			$ 6.63	$ 6.52
Tangible common equity to tangible assets (1) (2)			7.46%	6.84%

ASSET QUALITY RATIOS			12/31/2013	12/31/2012
Ratio of allowance for loan and lease losses to total loans			1.21%	1.35%
Non-accruing loans to total loans			0.69%	1.30%
Non-performing assets to total assets			0.53%	0.98%
Annualized net charge-offs to average loans			0.36%	0.69%

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2013	12/31/2012
Loans and Leases			$ 2,470,289	$ 2,147,207
Allowance for Loan and Lease Losses			(29,821)	(28,931)
Investment Securities			540,788	496,017
Total Assets			3,317,791	2,918,703
Total Deposits			2,709,205	2,370,997
Short-Term Borrowings			81,991	117,289
Other Borrowings			160,238	136,548
Stockholders' Equity			351,424	280,867

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Loans and Leases, net	$ 2,427,505	$ 2,103,204	$ 2,317,158	$ 2,073,562
Investment Securities	535,210	499,455	497,017	506,042
Interest-Earning Assets	3,023,256	2,642,185	2,856,045	2,609,977
Total Assets	3,291,865	2,876,470	3,102,860	2,832,941
Non Interest-Bearing Demand Deposits	638,016	497,906	576,421	474,579
Savings Deposits	382,062	350,557	370,980	347,766
Interest-Bearing Transaction Accounts	1,450,055	1,236,294	1,341,691	1,171,318
Time Deposits	301,640	309,724	309,384	329,355
Total Deposits	2,771,773	2,394,481	2,598,476	2,323,018
Short-Term Borrowings	36,928	48,441	45,701	59,641
Other Borrowings	117,353	139,996	123,347	178,174
Total Interest-Bearing Liabilities	2,288,039	2,085,011	2,191,103	2,086,253
Stockholders' Equity	351,067	279,422	320,823	258,283
Common Stockholders' Equity	351,067	279,422	320,823	256,364

(1) Excludes preferred stock
(2) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$27,207	$24,854	$104,329	$100,513
Federal funds sold and interest bearing deposits with banks	36	22	93	51
Taxable investment securities and other	2,441	1,906	7,985	8,574
Tax exempt investment securities	461	450	1,792	1,821
TOTAL INTEREST INCOME	30,145	27,232	114,199	110,959
INTEREST EXPENSE
Deposits	1,349	1,923	6,089	8,344
Federal funds purchased and securities sold under agreements to repurchase	3	11	39	79
Other borrowings	820	1,134	3,529	7,023
TOTAL INTEREST EXPENSE	2,172	3,068	9,657	15,446
NET INTEREST INCOME	27,973	24,164	104,542	95,513
Provision for loan and lease losses	1,687	3,124	9,343	14,907
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	26,286	21,040	95,199	80,606
NONINTEREST INCOME
Service charges on deposit accounts	2,785	2,590	10,837	10,504
Commissions and fees	1,090	1,090	4,585	4,491
Gains on sales of investment securities	333	776	839	1,049
Gain on debt extinguishment	--	--	1,197	--
Income on bank owned life insurance	374	309	1,410	1,344
Other income	890	672	2,093	1,517
TOTAL NONINTEREST INCOME	5,472	5,437	20,961	18,905
NONINTEREST EXPENSE
Salaries and employee benefits	10,766	10,008	41,871	38,586
Net occupancy expense	2,153	1,958	8,074	7,089
Furniture and equipment	1,689	1,324	6,181	4,751
Stationery, supplies and postage	396	336	1,482	1,415
Marketing expense	650	388	2,088	2,034
FDIC insurance expense	509	543	2,014	2,163
Legal expense	98	356	1,032	1,236
Other real estate owned and other repossessed asset expense	9	10	24	99
Long-term debt prepayment fee	683	782	1,209	782
Merger related expenses	7	--	2,834	--
Core deposit intangible amortization	124	--	288	--
Other expenses	3,630	2,255	11,644	9,518
TOTAL NONINTEREST EXPENSE	20,714	17,960	78,741	67,673
INCOME BEFORE PROVISION FOR INCOME TAXES	11,044	8,517	37,419	31,838
Provision for income taxes	3,703	2,688	12,450	10,096
NET INCOME	$7,341	$5,829	$24,969	$21,742
Dividends on Preferred Stock and Discount Accretion	--	--	--	620
Net Income Available to Common Stockholders	$7,341	$5,829	$24,969	$21,122
EARNINGS PER COMMON SHARE
Basic	$0.20	$0.20	$0.75	$0.76
Diluted	$0.20	$0.20	$0.75	$0.76
DIVIDENDS PER COMMON SHARE	$0.075	$0.07	$0.29	$0.25

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
ASSETS	2013	2012
(dollars in thousands)	(unaudited)
Cash and due from banks	$94,205	$100,926
Federal funds sold and interest-bearing deposits due from banks	8,516	6,619
Total cash and cash equivalents	102,721	107,545

Investment securities available for sale, at fair value	431,106	393,710
Investment securities held to maturity; fair value of $100,394 in 2013 and $99,784 in 2012	101,744	96,925
Federal Home Loan Bank and other membership stocks, at cost	7,938	5,382
Loans held for sale	1,206	--
Loans:
Commercial, secured by real estate	1,442,980	1,171,409
Commercial, industrial and other	213,808	216,129
Leases	41,332	26,781
Residential mortgages	432,831	423,262
Consumer and home equity	339,338	309,626
Total loans	2,470,289	2,147,207
Net deferred costs	(1,273)	(364)
Allowance for loan and lease losses	(29,821)	(28,931)
Net loans	2,439,195	2,117,912
Premises and equipment, net	37,148	33,280
Accrued interest receivable	8,603	7,643
Goodwill	109,974	87,111
Other identifiable intangible assets	2,424	--
Bank owned life insurance	55,968	46,143
Other assets	19,764	23,052
TOTAL ASSETS	$3,317,791	$2,918,703

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$600,652	$498,066
Savings and interest-bearing transaction accounts	1,812,467	1,569,139
Time deposits under $100,000	180,859	188,278
Time deposits $100,000 and over	115,227	115,514
Total deposits	2,709,205	2,370,997
Federal funds purchased and securities sold under agreements to repurchase	81,991	117,289
Other borrowings	119,000	85,000
Subordinated debentures	41,238	51,548
Other liabilities	14,933	13,002
TOTAL LIABILITIES	2,966,367	2,637,836

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares; issued 36,070,286 shares at December 31, 2013 and 29,941,967 shares at December 31, 2012	364,637	303,794
Accumulated Deficit	(8,538)	(24,145)
Treasury shares, at cost, 0 shares at December 31, 2013 and 216,077 shares at December 31, 2012	--	(2,718)
Accumulated other comprehensive (loss) gain	(4,675)	3,936
TOTAL STOCKHOLDERS' EQUITY	351,424	280,867
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,317,791	$2,918,703

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share data)	2013	2013	2013	2013	2012
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 27,973	$ 27,487	$ 25,146	$ 23,936	$ 24,164
Provision for Loan and Lease Losses	(1,687)	(1,879)	(2,594)	(3,183)	(3,124)
Other Noninterest Income	5,139	4,645	4,595	4,546	4,661
Gains on investment securities	333	--	1	505	776
Gain on debt extinguishment	--	--	1,197	--	--
Long-term debt prepayment fee	(683)	--	--	(526)	(782)
Merger related expenses	(7)	(744)	(1,452)	(631)	--
Core deposit intangible amortization	(124)	(123)	(41)	--	--
Other Noninterest Expense	(19,900)	(19,540)	(17,900)	(17,070)	(17,178)
Pretax Income	11,044	9,846	8,952	7,577	8,517
Tax Expense	(3,703)	(3,229)	(3,049)	(2,469)	(2,688)
Net Income Available to Common Stockholders	$ 7,341	$ 6,617	$ 5,903	$ 5,108	$ 5,829

Basic Earnings Per Common Share	$ 0.20	$ 0.18	$ 0.19	$ 0.17	$ 0.20
Diluted Earnings Per Common Share	$ 0.20	$ 0.18	$ 0.19	$ 0.17	$ 0.20
Dividends Per Common Share	$ 0.075	$ 0.07	$ 0.07	$ 0.07	$ 0.07
Weighted Average Shares - Basic	35,654	35,512	31,527	29,563	29,467
Weighted Average Shares - Diluted	35,856	35,736	31,618	29,625	29,566

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.88%	0.81%	0.79%	0.72%	0.81%
Annualized Return on Average Common Equity	8.30%	7.64%	7.76%	7.33%	8.30%
Annualized Return on Tangible Common Equity (1)	12.23%	11.39%	11.31%	10.59%	12.06%
Annualized Net Interest Margin	3.70%	3.68%	3.68%	3.71%	3.67%
Efficiency ratio (1)	59.44%	59.98%	59.70%	59.85%	59.49%
Common stockholders' equity to total assets	10.59%	10.53%	10.46%	9.76%	9.62%
Tangible common equity to tangible assets (1)	7.46%	7.36%	7.24%	6.98%	6.84%
Tier 1 risk-based ratio	11.73%	11.64%	11.53%	11.60%	11.52%
Total risk-based ratio	12.98%	12.89%	12.78%	12.85%	12.77%
Tier 1 leverage ratio	8.90%	8.84%	9.43%	8.77%	8.62%
Book value per common share	$ 9.74	$ 9.70	$ 9.55	$ 9.51	$ 9.45
Tangible book value per common share (1)	$ 6.63	$ 6.55	$ 6.39	$ 6.59	$ 6.52

(1) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands)	2013	2013	2013	2013	2012
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,470,289	$ 2,428,750	$ 2,447,644	$ 2,171,456	$ 2,147,207
Allowance for Loan and Lease Losses	(29,821)	(29,757)	(29,626)	(29,623)	(28,931)
Investment Securities	540,788	521,229	500,204	472,479	496,017
Total Assets	3,317,791	3,299,300	3,262,411	2,907,969	2,918,703
Total Deposits	2,709,205	2,708,454	2,672,859	2,388,675	2,370,997
Short-Term Borrowings	81,991	110,525	116,627	94,315	117,289
Other Borrowings	160,238	117,548	117,548	126,548	136,548
Stockholders' Equity	351,424	347,525	341,109	283,877	280,867

Loans and Leases
Commercial real estate	$ 1,442,980	$ 1,398,435	$ 1,394,698	$ 1,214,467	$ 1,171,409
Commercial, industrial and other	213,808	214,877	234,022	211,078	216,129
Leases	41,332	37,845	33,330	28,190	26,781
Residential mortgages	432,831	437,788	445,584	412,006	423,262
Consumer and Home Equity	339,338	339,805	340,010	305,715	309,626
Total loans	$ 2,470,289	$ 2,428,750	$ 2,447,644	$ 2,171,456	$ 2,147,207

Deposits
Noninterest bearing	$ 600,652	$ 623,562	$ 600,868	$ 521,045	$ 498,066
Savings and interest-bearing transaction accounts	1,812,467	1,770,299	1,739,943	1,566,421	1,569,139
Time deposits under $100,000	180,859	190,996	194,666	184,356	188,278
Time deposits $100,000 and over	115,227	123,597	137,382	116,853	115,514
Total deposits	$ 2,709,205	$ 2,708,454	$ 2,672,859	$ 2,388,675	$ 2,370,997

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,427,505	$ 2,435,658	$ 2,264,713	$ 2,136,254	$ 2,103,204
Investment Securities	535,210	506,263	470,018	475,823	499,455
Interest-Earning Assets	3,023,256	2,987,408	2,765,229	2,642,662	2,642,185
Total Assets	3,291,865	3,243,997	3,001,360	2,868,011	2,876,470
Non Interest-Bearing Demand Deposits	638,016	620,499	542,976	502,214	497,906
Savings Deposits	382,062	374,141	369,703	357,709	350,557
Interest-Bearing Transaction Accounts	1,450,055	1,403,227	1,284,233	1,226,112	1,236,294
Time Deposits	301,640	322,371	311,230	302,159	309,724
Total Deposits	2,771,773	2,720,238	2,508,142	2,388,194	2,394,481
Short-Term Borrowings	36,928	47,702	48,652	49,641	48,441
Other Borrowings	117,353	117,559	125,268	133,449	139,996
Total Interest-Bearing Liabilities	2,288,039	2,265,000	2,139,086	2,069,069	2,085,011
Stockholders' Equity	351,067	343,482	304,950	282,796	279,422

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands)	2013	2013	2013	2013	2012
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.45%	4.45%	4.49%	4.63%	4.70%
Taxable investment securities and other	2.12%	1.87%	1.82%	1.70%	1.78%
Tax-exempt securities	3.83%	3.74%	3.67%	3.71%	3.86%
Federal funds sold and interest-bearing cash accounts	0.24%	0.24%	0.22%	0.17%	0.22%
Total interest-earning assets	3.99%	4.00%	4.04%	4.11%	4.14%
Liabilities:
Savings accounts	0.05%	0.05%	0.06%	0.07%	0.10%
Interest-bearing transaction accounts	0.23%	0.27%	0.30%	0.32%	0.36%
Time deposits	0.60%	0.64%	0.70%	0.81%	0.91%
Borrowings	2.13%	2.06%	2.13%	2.12%	2.43%
Total interest-bearing liabilities	0.38%	0.42%	0.47%	0.51%	0.59%
Net interest spread (taxable equivalent basis)	3.61%	3.58%	3.58%	3.60%	3.55%
Annualized Net Interest Margin (taxable equivalent basis)	3.70%	3.68%	3.68%	3.71%	3.67%
Annualized Cost of Deposits	0.19%	0.22%	0.25%	0.28%	0.32%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 29,757	$ 29,626	$ 29,623	$ 28,931	$ 28,669
Provision for loan losses	1,687	1,879	2,594	3,183	3,124
Net Charge-offs	(1,623)	(1,748)	(2,591)	(2,491)	(2,862)
Balance at end of period	$ 29,821	$ 29,757	$ 29,626	$ 29,623	$ 28,931

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 928	$ 749	$ 1,778	$ 1,350	$ 1,945
Commercial, industrial and other	100	367	450	147	35
Leases	(2)	21	42	24	264
Home equity and consumer	244	494	196	406	289
Real estate - mortgage	353	117	125	564	329
Net charge-offs	$ 1,623	$ 1,748	$ 2,591	$ 2,491	$ 2,862

Nonperforming Assets
Commercial real estate	$ 8,528	$ 7,506	$ 9,209	$ 12,522	$ 14,542
Commercial, industrial and other	88	184	797	1,203	1,476
Leases	--	--	--	--	32
Home equity and consumer	2,175	2,819	2,921	2,838	3,197
Real estate - mortgage	6,141	5,996	6,840	8,481	8,733
Total non-accruing loans	16,932	16,505	19,767	25,044	27,980
Property acquired through foreclosure or repossession	520	2,154	337	715	529
Total non-performing assets	$ 17,452	$ 18,659	$ 20,104	$ 25,759	$ 28,509

Loans past due 90 days or more	$ 1,997	$ 2,484	$ 1,620	$ 1,752	$ 1,437
Loans restructured and still accruing	$ 10,289	$ 13,241	$ 12,538	$ 9,012	$ 7,336

Ratio of allowance for loan and lease losses to total loans	1.21%	1.23%	1.21%	1.36%	1.35%
Non-performing loans to total loans	0.69%	0.68%	0.81%	1.15%	1.30%
Non-performing assets to total assets	0.53%	0.57%	0.62%	0.89%	0.98%
Annualized net charge-offs to average loans	0.27%	0.29%	0.46%	0.47%	0.54%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the Quarter Ended,
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share amounts)	2013	2013	2013	2013	2012
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 351,424	$ 347,525	$ 341,109	$ 283,877	$ 280,867
Less:
Goodwill	109,974	110,381	110,381	87,111	87,111
Other identifiable intangible assets, net	2,424	2,548	2,671	--	--
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 239,026	$ 234,596	$ 228,057	$ 196,766	$ 193,756

Shares outstanding at end of period	36,070	35,823	35,701	29,859	29,726

Book value per share - GAAP	$ 9.74	$ 9.70	$ 9.55	$ 9.51	$ 9.45

Tangible book value per share - Non-GAAP	$ 6.63	$ 6.55	$ 6.39	$ 6.59	$ 6.52

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 239,026	$ 234,596	$ 228,057	$ 196,766	$ 193,756

Total assets at end of period	$ 3,317,791	$ 3,299,300	$ 3,262,411	$ 2,907,969	$ 2,918,703
Less:
Goodwill	109,974	110,381	110,381	87,111	87,111
Other identifiable intangible assets, net	2,424	2,548	2,671	--	--
Total tangible assets at end of period - Non-GAAP	$ 3,205,393	$ 3,186,371	$ 3,149,359	$ 2,820,858	$ 2,831,592

Common equity to assets - GAAP	10.59%	10.53%	10.46%	9.76%	9.62%

Tangible common equity to tangible assets - Non-GAAP	7.46%	7.36%	7.24%	6.98%	6.84%

Calculation of return on average tangible common equity
Net income - GAAP	$ 7,341	$ 6,617	$ 5,903	$ 5,108	$ 5,829

Total average common stockholders' equity	351,067	343,482	304,950	282,796	279,422
Less:
Average goodwill	110,376	110,381	94,783	87,111	87,111
Average other identifiable intangible assets, net	2,496	2,624	894	--	--
Total average tangible common stockholders' equity - Non - GAAP	$ 238,195	$ 230,477	$ 209,273	$ 195,685	$ 192,311

Return on average common stockholders' equity - GAAP	8.30%	7.64%	7.76%	7.33%	8.30%

Return on average tangible common stockholders' equity - Non-GAAP	12.23%	11.39%	11.31%	10.59%	12.06%

Calculation of efficiency ratio
Total non-interest expense	$ 20,714	$ 20,407	$ 19,393	$ 18,227	$ 17,960
Less:
Amortization of core deposit intangibles	(124)	(123)	(41)	--	--
Other real estate owned and other repossessed asset (expense) income	(9)	2	2	(19)	(10)
Long-term debt prepayment fee	(683)	--	--	(526)	(782)
Merger related expenses	(7)	(744)	(1,452)	(631)	--
Provision for unfunded lending commitments, net	(63)	(121)	(6)	135	124
Non-interest expense, as adjusted	$ 19,828	$ 19,421	$ 17,896	$ 17,186	$ 17,292

Net interest income	$ 27,973	$ 27,487	$ 25,146	$ 23,936	$ 24,164
Total noninterest income	5,472	4,645	5,793	5,051	5,437
Total revenue	33,445	32,132	30,939	28,987	29,601
Plus: Tax-equivalent adjustment on municipal securities	248	248	237	232	242
Less:
Gains on debt extinguishment	--	--	(1,197)	--	--
Gains on sales investment securities	(333)	--	(1)	(505)	(776)
Total revenue, as adjusted	$ 33,360	$ 32,380	$ 29,978	$ 28,714	$ 29,067

Efficiency ratio - Non-GAAP	59.44%	59.98%	59.70%	59.85%	59.49%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Year-Ended,
	December 31,	December 31,
(dollars in thousands, except per share amounts)	2013	2012
Calculation of return on average tangible common equity
Net income - GAAP	$ 24,969	$ 21,742

Total average common stockholders' equity	$ 320,823	$ 256,364
Less:
Average goodwill	100,753	87,111
Average other identifiable intangible assets, net	1,513	--
Total average tangible common stockholders' equity - Non GAAP	$ 218,557	$ 169,253

Return on average common stockholders' equity - GAAP	7.78%	8.48%

Return on average tangible common stockholders' equity - Non-GAAP	11.42%	12.85%

Calculation of efficiency ratio
Total non-interest expense	$ 78,741	$ 67,673
Less:
Amortization of core deposit intangibles	(288)	--
Other real estate owned and other repossessed asset expense	(24)	(99)
Long-term debt prepayment fee	(1,209)	(782)
Merger related expenses	(2,834)	--
Provision for unfunded lending commitments	(55)	(93)
Non-interest expense, as adjusted	$ 74,331	$ 66,699

Net interest income	$ 104,542	$ 95,513
Noninterest income	20,961	18,905
Total revenue	125,503	114,418
Plus: Tax-equivalent adjustment on municipal securities	965	981
Less:
Gains on investment securities	(839)	(1,049)
Gains on extinguishment of debt	(1,197)	--
Total revenue, as adjusted	$ 124,432	$ 114,350

Efficiency ratio - Non - GAAP	59.74%	58.33%

(dollars in thousands, except per share amounts)	Including Merger	Excluding Merger
Reconciliation of Earnings Per Share - December 31, 2013	Related Expenses	Related Expenses
	$ 24,969	$ 24,969

Merger Related Expenses:
Tax Deductible - $1,652,000 net of tax	--	978
Non Tax Deductible - $1,182,000	--	1,182
Net Effect of Merger Related Expenses	$ --	$ 2,160
Net Income Available to Common Shareholders ex-Merger Related Expenses	$ 24,969	27,129
Less: Earnings Allocated to Participating Securities	(178)	(178)
	$ 24,791	$ 26,951

Weighted Average Shares -Basic	33,088	33,088
Weighted Average Shares -Diluted	33,240	33,240

Basic Earnings Per Common Share	$ 0.75	$ 0.81
Diluted Earnings Per Common Share	$ 0.75	$ 0.81
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000